UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): August 1, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     0-11688                95-3889638
           --------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

       Lakepointe Centre I,
    300 E. Mallard, Suite 300
          Boise, Idaho                                            83706
 (Address of principal executive                                  -----
           offices)                                             (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 8.01. OTHER EVENTS

On August 2, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY RECEIVES $11.8 MILLION PAYMENT FROM CENTRAL INTERSTATE COMPACT". The press release, dated August 2, 2005, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99 Press Release, dated August 2 2005, entitled "AMERICAN ECOLOGY RECEIVES $11.8 MILLION PAYMENT FROM CENTRAL INTERSTATE COMPACT"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AMERICAN ECOLOGY CORPORATION
                                          (Registrant)





Date:  August 2, 2005             By:/S/ James R. Baumgardner
                                     ------------------------
                                           James R. Baumgardner
                                           Senior Vice President,
                                           Chief Financial Officer,
                                           Secretary and Treasurer


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
                                    EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99 Press Release dated August 2, 2005 titled "AMERICAN ECOLOGY RECEIVES $11.8 MILLION PAYMENT FROM CENTRAL INTERSTATE COMPACT"


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